LEASE	3 Months Ended
Jun. 30, 2023
Notes and other explanatory information [abstract]
LEASE

NOTE 8. LEASE

The Company entered into a lease of office space, which commenced on May 1, 2023. The lease provides for an original term of two years with an option to renew the lease for an additional term of three years. The Company has included the extension option in the lease analysis under IFRS 16, based upon management’s intentions. The Company calculated the lease liability using its incremental borrowing rate of 13%. The Company provided a $0.013 million security deposit. The lease liability is payable as follows (in thousands):

Twelve Months Ended June 30,	Amount
2024	$79
2025	81
2026	83
2027	84
2028	71
Total	398
Less: interest	(102)
Total lease liability	296
Lease liability - current	47
Lease liability - non-current	$249